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                                                        EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Ceridian Corporation


We consent to the use of our reports incorporated herein by reference.


                                              /s/KPMG Peat Marwick LLP


Minneapolis, Minnesota
August 3, 1995